Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - USD ($)	3 Months Ended
	Nov. 30, 2021	Nov. 30, 2020
Operating expenses:
Research and development expense	$ 440,044	$ 433,730
Sales and marketing expenses	3,820	7,551
General and administrative expenses	666,485	218,451
Total operating expenses	1,110,349	659,732
Loss from operations	(1,110,349)	(659,732)
Other (Loss) Income
Financial (Loss) Income	(212,670)	4,965
Net loss	(1,323,020)	(654,767)
Income (Loss) from available for sale assets	(281,211)	113,087
Total comprehensive (income) loss	$ (1,604,231)	$ (541,680)
Net loss per share - basic and diluted:	$ (0.01)	$ (0.005)
Weighted average number of shares outstanding - Basic and Diluted	144,727,585	131,105,839